UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

Tyson Foods, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Tyson Foods, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to The Hillshire Brands Company (“Hillshire”) and the Company’s pending acquisition of Hillshire. As previously disclosed in its Current Report on Form 8-K filed on July 2, 2014, the Company and HMB Holdings, Inc., a newly organized subsidiary of the Company, entered into an Agreement and Plan of Merger dated July 1, 2014 (the “Merger Agreement”) with Hillshire. Under the Merger Agreement, Tyson will acquire Hillshire and its subsidiaries.

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of Hillshire for the periods described in Item 9.01(a) below, the notes related thereto and the Report of the Independent Registered Public Accounting Firm, and included in this filing as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Hillshire for the periods described in Item 9.01(a) below and the notes related thereto.

Also included in this filing as Exhibits 99.3 and 99.4 are Management’s Discussion and Analysis of Financial Condition and Results of Operations for Hillshire for the periods described in 9.01(a) below and included as Exhibit 99.5 is the pro forma financial information described in Item 9.01(b) below, respectively.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements

•
Audited consolidated financial statements of The Hillshire Brands Company comprised of consolidated balance sheets as of June 29, 2013 and June 30, 2012 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of equity and consolidated statements of cash flows for the three years in the period ended June 29, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm, attached as Exhibit 99.1 hereto.

•
Unaudited condensed consolidated financial statements of The Hillshire Brands Company comprised of condensed consolidated balance sheets as of March 29, 2014 and June 29, 2013, the related consolidated statements of income and consolidated statements comprehensive income for the three and nine months ended March 29, 2014 and March 30, 2013, the related consolidated statements of equity for the nine months ended March 29, 2014 and the year ended June 29, 2013, and the related consolidated statements of cash flows for the nine months ended March 29, 2014 and March 30, 2013 and the notes related thereto, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of The Hillshire Brands Company, is included in Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 29, 2014;

•	Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended September 28, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended March 29, 2014; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)     Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of The Hillshire Brands Company as of June 29, 2013 and June 30, 2012 and for each of the three years in the period ended June 29, 2013, the notes related thereto and the Report of the Independent Registered Public Accounting Firm

99.2	Unaudited condensed consolidated financial statements of The Hillshire Brands Company for the nine month periods ended March 29, 2014 and March 30, 2013, and the notes related thereto

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of The Hillshire Brands Company for the three years ended June 29, 2013

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of The Hillshire Brands Company for the nine months ended March 29, 2014 and March 30, 2013

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TYSON FOODS, INC.
Date: July 28, 2014

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	Executive Vice President and Chief Financial Officer